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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 18, 2001
                        (Date of earliest event reported)



                                 GEOALERT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                     000-30658               91-2008331
-------------------------------  -----------------------  ----------------------
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
         incorporation)                                     Identification No.)




   343 W. Bagley Road, Suite 205, Berea, Ohio                   44017
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:        (440) 260-7550
                                                      --------------------------
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Item 4. Changes in Registrant's Certifying Accountant.

     On July 18, 2001, GeoAlert, Inc. (the "Company") dismissed Davidson & Company Chartered Accountants ("Davidson") as the Company's independent public accountants.

     On July 18, 2001, the Company engaged Hausser + Taylor LLP ("Hausser + Taylor") to replace Davidson as the Company's independent public accountants. The decision to change auditors was approved by the Board of Directors of the Company.

     From incorporation of the Company on March 3, 1999, and up to and including the present, Davidson's report on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Davidson's report on the financial statements of the Company as at June 30, 1999 and for the period from incorporation on March 3, 1999 to June 30, 1999, and as at December 31, 2000 and 1999 and for the year ended December 31, 2000, the period from incorporation on March 3, 1999 to December 31, 1999 and the period from incorporation on March 3, 1999 to December 31, 2000, contained the following separate paragraph:

     "The accompanying financial statements have been prepared assuming that Corbett Lake Minerals, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, unless the Company attains further profitable operations and/or obtains additional financing, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in
     Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Corbett Lake Minerals, Inc. is the former name of the Company.

     From incorporation of the Company on March 3, 1999, and up to and including the present, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson, would have caused Davidson to make reference to the subject matter of the disagreements in connection with its audit report with respect to the financial statements of the Company.

     From incorporation of the Company on March 3, 1999, and up to and including the present, there was no disagreement or difference of opinion with Davidson regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     The Company has provided Davidson with a copy of this report and has requested that Davidson furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16.1.

     From incorporation of the Company on March 3, 1999, and up to and including the present, neither the Company nor anyone on behalf of the Company consulted with Hausser + Taylor regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                       2
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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             16.1 Letter of Davidson & Company Chartered Accountants re change in certifying accountant.

                                       3
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GEOALERT, INC.


                                       By:   /s/  Michael G. Bachmann
                                           -------------------------------------
                                           Michael G. Bachmann, President


Date: July 23, 2001

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                                  Exhibit Index
                                  -------------



    Exhibit No.                      Description
    -----------                      -----------

     16.1 Letter of Davidson & Company Chartered Accountants re change in certifying accountant.

                                       5